AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
INDIVIDUAL VARIABLE ANNUITY CONTRACTS

SUPPLEMENT DATED FEBRUARY 26, 2010
TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED

          American General Life Insurance Company (the "Company") is amending its variable annuity Contract prospectuses (the "Contracts") for the purpose of providing you with information regarding the following proposed acquisitions of the Van Kampen Life Investment Trust ("Trust") Portfolios (collectively referred to as the "Acquired Portfolios") by the AIM Variable Insurance Funds ("AIM VI Funds") (collectively referred to as the "Acquiring Portfolios") (the combination hereinafter referred to as the "Reorganizations") as indicated below:

Trust Acquired Portfolios	AIM VI Funds Acquiring Portfolios
Van Kampen LIT Capital Growth Portfolio	Invesco Van Kampen V.I. Capital Growth Fund
Van Kampen LIT Government Portfolio	Invesco Van Kampen V.I. Government Fund
Van Kampen LIT Growth and Income Portfolio	Invesco Van Kampen V.I. Growth and Income Fund

The names of each of the Acquiring Portfolios are anticipated to be as indicated above, but may change at the discretion of the AIM VI Funds.

          The Company has received notification that the Board of Trustees of the Trust has approved Agreements and Plans of Reorganization pursuant to which each of the Acquired Portfolios will be combined with and into its respective Acquiring Portfolio and each of the Acquired Portfolios will be terminated as a series of the Trust. The Reorganizations are subject to a number of conditions, including approval by shareholders at meetings expected to be held during the second quarter of 2010. The Reorganizations, if approved by the shareholders of each of the Acquired Portfolios, are expected to become effective mid-2010 ("Closing Date").

          On the Closing Date, the Acquiring Portfolios will become available as investment options under the Contracts.

          After 3:00 p.m. Central Time ("CT") on the Closing Date, all Contract owner account value in the subaccounts supported by each of the Acquired Portfolio investment options will be automatically transferred into the Acquiring Portfolios investment option. Only the underlying Portfolio will change, not the investment option itself.

          At any time before 3:00 p.m. CT on the business day prior to the Closing Date, you may transfer your Contract account value in the Acquired Portfolio investment option to any of the other variable investment options available under your Contract. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or purchase payment allocations (as applicable) into or out of the Acquired Portfolio's investment option after 3:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 3:00 p.m. CT on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the former name of each of the Acquired Portfolio's investment option.

          If you have any questions, please contact our Variable Annuity Administrative Center at 1-800-247-6584.